KINNARD INVESTMENTS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 20, 1997


TO THE SHAREHOLDERS OF KINNARD INVESTMENTS, INC.

         The 1997 Annual Meeting of Shareholders of Kinnard Investments, Inc. will be held at the Minneapolis Convention Center, Room 208 CD, 1301 Second Avenue South, Minneapolis, Minnesota, at 3:30 p.m. (Minneapolis time) on Tuesday, May 20, 1997, for the following purposes:

         1.       To set the number of members of the Board of Directors at five
                  (5).

         2.       To elect members of the Board of Directors.

         3.       To approve the Kinnard  Investments,  Inc.  1997 Stock  Option
                  Plan.

         4. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's Annual Report to Shareholders for the year ended December 31, 1996.

         Only Shareholders of record as shown on the books of the Company at the close of business on April 1, 1997, will be entitled to vote at the Meeting or any adjournment thereof. Each Shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

         Please note that whether you own one or many shares, it is important that your shares of Common Stock be represented at the Annual Meeting. Therefore, please complete, date and sign the enclosed form of Proxy and mail it promptly in the enclosed envelope.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      Gerald M. Gifford
                                      Secretary

Dated:            April 18, 1997
                  Minneapolis, MN

                            KINNARD INVESTMENTS, INC.

                         Annual Meeting of Shareholders

                                  May 20, 1997

                                 PROXY STATEMENT


         The accompanying Proxy is solicited by the Board of Directors of Kinnard Investments, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held Tuesday, May 20, 1997, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting Proxies, including the preparation, assembly and mailing of the Proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.

         Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is Kinnard Financial Center, 920 Second Avenue South, Minneapolis, Minnesota 55402. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to Shareholders on April 18, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed April 1, 1997, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 1, 1997, 6,029,563 shares of the Company's Common Stock, par value $.02, were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of April 7, 1997:

                                      Shares                   Percent
Name and Address                      Beneficially             of
of Beneficial Owner                   Owned (1)                Class (2)
-------------------                   ------------             ---------

John G. Kinnard and                      892,034   (3)         14.0%
  Company, Incorporated
  Employee Stock Owner-
  ship Plan and Trust
920 Second Ave. S.
Minneapolis, MN 55402

William F. Farley                        327,500                 5.2%
920 Second Avenue S.
Minneapolis, MN 55402



(1) Unless otherwise indicated, each person named or included in the group has sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him.

(2) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of April 7, 1997, or within 60 days of such date are treated as outstanding only when determining the percent of the class owned by such individual and when determining the percent owned by the group.

(3) Such shares are held in trust for the benefit of participants in the John G. Kinnard and Company, Incorporated Employee Stock Ownership Plan and Trust (the "ESOP"). The participants have voting power over shares held by the ESOP which have been allocated to their accounts, and the Trustees vote shares, if any, which have not been allocated to participants' accounts.


                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of Common Stock beneficially owned as of April 7, 1997, by each director and nominee for director of the Company, by each executive officer of the Company named in the Summary Compensation table, and by all directors and executive officers (including the named individuals) as a group:

                                    Shares                     Percent
Name of                             Beneficially               of
Beneficial Owner                    Owned (1)                  Class (2)
------------------                  ------------               ---------

William F. Farley                       327,500                  5.2%
Robert S. Spong                         309,747  (3)(12)         4.8%
Thomas E. Moore                         231,723  (4)             3.6%
Gerald M. Gifford                       145,966  (5)(12)         2.3%
Andrew J. O'Connell                     132,886  (6)(12)         2.1%
Stephen H. Fischer                      105,642  (7)(8)          1.7%
Hilding C. Nelson                        78,515  (8)(9)          1.2%
James W. Hansen                          40,500  (10)             *
Daniel R. Sass                           15,408  (11)             *
All Directors and Executive
 Officers as a Group
 (9 persons)                          1,387,887  (12)           21.4%

*Less than one per cent

(1)      See footnote (1) to preceding table.

(2)      See footnote (2) to preceding table.

(3) Includes 117,297 shares held by Mr. Spong's wife and 12,108 shares allocated to his account under the ESOP.

(4) Includes 25,000 shares which may be purchased pursuant to options which were exercisable as of April 1, 1997, or will become exercisable within 60 days of such date and 1,904 shares allocated to Mr. Moore's account under the ESOP.

(5) Includes 29,600 shares which may be purchased pursuant to options which were exercisable as of April 1, 1997, or will become exercisable within 60 days of such date, and 9,591 shares allocated to Mr. Gifford's account under the ESOP.

(6) Includes 37,000 shares which may be purchased pursuant to options which were exercisable as of April 1, 1997, or will become exercisable within

         60 days of such date, and shares allocated to the ESOP accounts of Mr. O'Connell (18,939 shares) and his wife (4,570 shares). Mr. O'Connell disclaims beneficial ownership of the shares allocated to his wife's ESOP account.

(7) Includes 5,613 shares allocated to Mr. Fischer's account under the ESOP.

(8) Does not include 2,500 shares which will become purchasable by such individual on May 20, 1997 pursuant to an automatic option grant under the Company's 1997 Stock Option Plan if such individual is re-elected as a director of the Company and the Plan is approved by the shareholders. (See Proposal #3 below.)

(9) Includes 30,000 shares which may be purchased pursuant to options which were exercisable as of April 1, 1997 or will become exercisable within 60 days of such date.

(10) Includes 7,500 shares which may be purchased pursuant to options which were exercisable as of April 1, 1997, or will become exercisable within 60 days of such date.

(11) Includes 9,000 shares which may be purchased pursuant to options which were exercisable as of April 1, 1997, or will become exercisable within 60 days of such date and 2,208 shares allocated to Mr. Sass' account under the ESOP.

(12) Includes 138,100 shares which may be purchased pursuant to options which were exercisable as of April 1, 1997, or will become exercisable within 60 days of such date, 54,933 shares allocated to accounts under the ESOP, and shares held in the Company's 401(k) and profit sharing plan (over which participants have dispositive power but not voting power) for Gerald M. Gifford (21,775 shares), Andrew J. O'Connell (45,977 shares) and Robert S. Spong (72,589 shares).


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors shall be not less than the minimum required by law (which is one) and that in accordance with such requirement the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at five and that five directors be elected. Unless otherwise instructed, the Proxies will be so voted.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instructions, the Proxies will be voted for each of the following individuals. If elected, such individuals will serve until the next annual meeting of shareholders or until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. Messrs. James W. Hansen and Thomas E. Moore, current members of the Board, have indicated they do not wish to stand for reelection. If, prior to the Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.



                                      Current Position(s)          Principal Occupation(s)                 Director
Nominee                   Age         With Company                 During Past Five Years                  Since

Hilding C.                58          Chairman and                 Chairman of the Company                 October 1979
Nelson                                Director                     since October 1995.  From
                                                                   June 1995 to October 1995,
                                                                   acting President and Chief
                                                                   Executive Officer of and
                                                                   consultant to Pet Food
                                                                   Warehouse, Inc. (retail pet
                                                                   food and supplies).  From
                                                                   September 1988 to present,
                                                                   private investor.  In
                                                                   periods more than five
                                                                   years previously, President
                                                                   of Lund International
                                                                   Holdings, Inc. and of
                                                                   Multaplex Corporation.

William F.                53          Chief Operating              Chief Operating Officer of              April 1997
Farley                                Officer and                  the Company and President
                                      Director                     and Chief Executive
                                                                   Officer of the Company's
                                                                   subsidiary, John G.
                                                                   Kinnard and Company,
                                                                   Incorporated ("JGK") since
                                                                   April 1997.  From April
                                                                   1996 to April 1997, private
                                                                   investor.  From March
                                                                   1990 to April 1996, Vice
                                                                   Chairman of First Bank
                                                                   System.

Robert S.                 62          Director                     Senior Vice President of                May 1981
Spong                                                              JGK.

Stephen H.                53          Director                     Chief Executive Officer of              February
Fischer                                                            PrimeVest Financial                     1991
                                                                   Services, Inc. ("PFS"),
                                                                   now a subsidiary of
                                                                   ReliaStar Financial
                                                                   Corporation, since March
                                                                   1992, and President and
                                                                   Chief Financial Officer of
                                                                   PFS since August 1986.
                                                                   Treasurer of the Company
                                                                   from February 1993, to
                                                                   November 1996.

Andrew J.                 42          Director                     Investment Executive with               July
O'Connell                                                          JGK since 1978.  Senior                 1994
                                                                   Vice President  of JGK since
                                                                   May 1992.


Board and Committee Meetings

         The Board of Directors has the following Committees: Compensation, Stock Option, Audit, Nominations and Executive. The Compensation Committee reviews and recommends compensation for officers and directors of the Company. During fiscal 1997 such Committee consisted of Messrs. Nelson and Hansen and met twice. The Audit Committee reviews with the Company's independent accountants the annual financial statements and the results of the annual audit. During fiscal 1996 such Committee consisted of Messrs. Hansen and Nelson and met five times. The Nominations Committee, which reviews and recommends nominations of candidates for director, consisted of Messrs. Hansen and Nelson during fiscal 1996. The Committee did not hold any formal meetings during 1996, although Committee members met informally several times. The Nominations Committee is engaged in a search for additional outside directors. The Nominations Committee will consider qualified nominees recommended by Company shareholders. Such recommendations should be submitted in writing to the Secretary of the Company and should include a biography of the nominee.

         During fiscal 1996, the Board of Directors held eight meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Directors Fees

         Under current compensation plans, the Company pays the directors who are not employees of the Company or a subsidiary, for their services as directors of the Company, the sum of $750 per month plus $500 per regular board meeting and $250 per special board and each committee meeting attended.

         Under the Company's 1990 Stock Option Plan, each nonemployee director has received, upon re-election to the Board each year, an option to purchase 2,500 shares of the Company's Common Stock at a price equal to the fair market value of the Company's Common Stock as defined in the Plan. On May 15, 1996 the Company granted options to purchase 2,500 shares to Messrs. Nelson and Hansen, who were re-elected as directors at the 1996 annual meeting of shareholders, at an option price of $4.40 per share. Nonemployee directors will continue to receive automatic options under the Company's 1997 Stock Option Plan if such Plan is approved by shareholders. (See Proposal #3 below.)

         Since October 1995, Hilding C. Nelson has been serving as Chairman of the Board and a member of the Executive Committee, for which he has been paid the regular outside director fees described above, additional compensation based on time expended on Company business and for 1996 a bonus of $25,000. In 1996 Mr. Nelsons' aggregate cash compensation as a director was $176,970. In addition, on May 15, 1996, Mr. Nelson was granted a five-year option under the Company's 1990 Stock Option Plan to purchase 15,000 shares of Common Stock of the Company at an option price of $4.40 per share.

Certain Relationships and Related Transactions

         (a) Andrew J. O'Connell, Thomas E. Moore and Robert S. Spong, directors of the Company, are employees of JGK. They earned in 1996 commissions, bonuses and other compensation and benefits from JGK, on the same bases and under the same policies as other employees, in the aggregate amounts of $844,518, $378,228 and $164,604, respectively. Under a program applicable to all of JGK's investment executives based on their individual production a five year option was granted to Mr. O'Connell during January 1996 to purchase 7,500 shares at $4.04 per share. In addition under a program applicable to the JGK Management Team, five-year options were granted to Messrs. O'Connell and Moore during January 1996 to purchase 5,000 and 10,000 shares, respectively, at $4.04 per share. During the current fiscal year, options to purchase an aggregate of 15,000 shares were granted to each of Mr. O'Connell and Mr. Moore at an option price of $5.98 per share.

         (b) In October 1996 the Company entered into a Deferred Compensation Agreement with Stephen H. Fischer, President and CEO of PrimeVest Financial Services, Inc. See footnote 4 to Summary Compensation Table for a description of the terms of such Agreement.

         (c) Certain directors and officers of the Company (and members of the immediate families of such persons) maintain margin accounts with JGK and have margin account indebtedness outstanding from time to time. All such indebtedness is incurred in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.

         (d) On April 7, 1997 the Company entered into a Subscription and Purchase Agreement with William F. Farley whereby Mr. Farley purchased 325,000 Units of securities of the Company for $1,706,250 or $5.25 per Unit, each Unit consisting of one share of Common Stock of the Company and a warrant to purchase an additional share at a price of $6.00 per share. The fair market value of a share of the Company's Common Stock on such date was $5.00 per share. The warrants issued become exercisable as to 125,000 on December 31, 1997 and as to 200,000 on December 31, 1998 and expire on April 6, 2002. The Agreement provides Mr. Farley certain participatory and demand registration rights exercisable on or after April 7, 2000.

         On April 7, 1997 the Company also entered into an employment agreement with William F. Farley pursuant to which he was elected President, Chief Executive Officer and Chairman of the Board of Directors of JGK and Chief
Operating Officer and a director of the Company. The Agreement will expire December 31, 1999 subject to annual one-year extensions if notice of termination is not given by either party six months prior to an expiration date. Mr. Farley is to be paid base salary at a rate of $250,000 per annum in 1997 and 1998. For 1997, Mr. Farley is guaranteed a minimum bonus of $280,000 and for 1998 $250,000. For 1999 and any extension years, his base salary and bonus is to be subject to a plan to be adopted by the Board of Directors. In addition, Mr. Farley will participate in all Company and JGK employee benefit plans and be reimbursed for certain expenses. In addition, the Company is loaning Mr. Farley $125,000 in exchange for a promissory non-interest bearing note which is due at the termination of his employment.

         Mr. Farley's agreement contains provision for payments to him in the event of his termination of employment with the Company and JGK for certain reasons. If he is terminated by the Company without "cause" or resigns for "good reason," as such terms are defined in the agreement, he will be paid his base salary, bonus and benefits for the balance of the term of the agreement. In addition, he will be paid his base salary and a bonus equal to two times his base salary, for an additional 12 months. Further, Mr. Farley will become vested in all stock options, benefits and perquisites to which he would have been entitled to receive had he remained through the term of the agreement.

         In connection with his employment, Mr. Farley was granted an incentive stock option and a non-qualified stock option, each a ten year option for 82,500 shares, vesting at the rate of 20% on December 31 of each year 1997 through 2001 and exercisable at a price of $6.00 per share. In the event of the termination of his employment other than for cause or good reason, and in the event of a change of control of the Company, all of Mr. Farley's options will become fully vested.

         In the event of a "change of control" in the Company, as defined in the employment agreement, vesting of Mr. Farley's stock options will accelerate and he will be entitled to payment to cover all base salary, bonuses, benefits and perquisites that he would receive if he were to remain employed for an additional 36 months at his then current base salary, with his annual bonus calculated at two times his current base salary. The payment will not be made during any month following the change of control in which he continues in the employment of the Company. If the change of control is not initiated by the Company, payments to Mr. Farley will be grossed up to adjust for the impact of any excise tax imposed on amounts exceeding limits under the Internal Revenue Code.

         Mr. Farley is subject to confidentiality restrictions under the terms of his employment agreement and may not compete with the Company or its subsidiaries for the longer of the period one year after his termination of employment or until December 3, 1999.


                       APPROVAL OF 1997 STOCK OPTION PLAN
                                  (Proposal #3)

General

         The Board of Directors has adopted, subject to shareholder approval, the Company's 1997 Stock Option Plan (the "Plan") and reserved 1,000,000 shares of the Company's Common Stock for issuance pursuant to the Plan.

         A general description of the 1997 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Secretary.

Description of Plan

         Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers, key employees and others upon whose efforts the success of the Company will depend to a large degree by encouraging stock ownership in order to increase such individuals' proprietary interest in the Company's success.

         Term. The term of the Plan is indefinite; however, the Board may terminate the Plan at any time provided such termination will not affect options then outstanding and provided, further, that no incentive stock options may be granted under the Plan after March 7, 2007.

         Administration. The Plan is administered by the Stock Option Committee of the Board. The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted (which may vary from optionee to optionee).

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Plan. All employees, directors and officers of, and consultants and advisors to, the Company or any subsidiary are eligible to receive nonqualified stock options. As of April 1, 1997, the Company had approximately 350 employees, officers and directors.

         Options. When an option is granted under the Plan, the Committee, in its discretion, specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The total number of shares which may be subject to option grants to any one individual in any one calendar year may not exceed 200,000. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock and, unless otherwise determined by the Committee, the exercise price of a nonqualified option will be 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on April 1, 1997 was $5.125. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value. Each option granted under the Plan is nontransferable during the lifetime of the optionee.

         Generally, under the form of option agreement which is used for options granted under the Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death, the optionee has a right to exercise the option for 30 days after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death, the option typically is exercisable until its original stated expiration or until the six-month anniversary of the optionee's death, whichever is earlier. The Board or the Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Under the Plan, each nonemployee director of the Company is automatically granted an option to purchase 2,500 shares of Common Stock each year upon his or her election or reelection to the Board by the shareholders. Each such option will be a nonqualified stock option, will expire five years after the date it is granted, and will become exercisable immediately upon the date of grant. If a nonemployee director ceases to be a director of the Company the option will remain exercisable for 30 days, provided, that if such termination is because of death, the option will remain exercisable until the earlier of the six-month anniversary of the director's death or the expiration of the option's original term.

         Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee. In addition, no such revision or amendment may, without the approval of the Company's shareholders, (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (b) change the designation of the class of employees eligible to receive options; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to optionees under the Plan. Furthermore the Plan may not, without the approval of the Company's shareholders, be amended in any manner which will cause the incentive stock options to fail to meet the requirements of incentive stock options as defined under the Internal Revenue Code.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

         Federal Income Tax Consequences of the Plan. Under present law, no tax results upon the grant of a nonqualified option pursuant to the Plan. However, in the year that a nonqualified stock option is exercised, the optionee must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the optionee is required to recognize as ordinary income if the Company complies with any applicable federal income tax withholding requirements.

         Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         Plan Benefits. The following table shows the total number of stock options that have been received by the following individuals and groups under the Plan, subject to shareholder approval of the Plan:

                                                            Total Number of
         Name and Position/Group                            Options Received (1)

         Gerald M. Gifford, Secretary                                7,500
         Stephen H. Fischer, Former Treasurer                        2,500 (2)
         Daniel R. Sass, Treasurer                                       0
         Current Executive Officer Group                           172,500 (3)
         Non-Executive Officer Director Group                       12,500 (4)
         Non-Executive Officer Employee Group                       15,000


         (1) This table reflects only the total stock options granted as of April 7, 1997, without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time, except for the automatic option grants to outside directors as described above.

         (2) Includes 2,500 share option which will be granted on the date of the 1997 Annual Meeting if the Plan is approved by the shareholders.

         (3) Includes options for 165,000 shares granted to William F. Farley in connection with his employment by the Company.

         (4) Includes 2,500 share options which will be granted to Messrs. Fischer and Nelson on the date of the 1997 Annual Meeting if the Plan is approved by the shareholders.

Vote Required

         The Board of Directors recommends that the shareholders approve the 1997 Stock Option Plan. Approval of the Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors is composed of an outside director, James W. Hansen, and a second director, Hilding C. Nelson, who also serves as Chairman of the Board. The Committee is responsible for developing and making recommendations to the Board with respect to the compensation to be paid to the Chief Executive Officer of the Company and to the other principal executive officers of the Company and its operating subsidiaries (solely JGK since the sale of PFS in October 1996).

         Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual cash bonuses, long-term incentive compensation in the form of stock options, and various benefits, including participation in the Company's pension plan and employee stock ownership plan ("ESOP"), both of which are generally available to all employees of the Company and have contribution formulas which are related to the Company's performance and vesting schedules which reward long-term service to the Company.

         The Company entered into an employment agreement with Stephen H. Fischer in connection with the Company's acquisition of PFS in 1991. The agreement was for a term of five years and Mr. Fischer's compensation was established annually by the Compensation Committee on the same basis as for other principal executive officers. PFS was sold by the Company on October 31, 1996 and Mr. Fischer remained in the employment of PFS although he continues to serve as a director of the Company.

         The Company has followed a policy of paying annual base salaries which are less than the industry's average as reported by the Securities Industry Association and relying on annual cash bonuses and long-term incentive compensation to retain executive officers. The Compensation Committee believes long-term incentives enhance the concept of ownership which emphasize profits and directly ties executive compensation to shareholder value. Annual cash bonuses and long-term stock option incentives are tied to the profitability of the Company and are not awarded if the Company fails to achieve a profitable year or if goals are not met.

         Compensation. The Company has continued the compensation policies and practices initiated in 1992, which have included moderate increases during profitable periods and reductions during unprofitable periods. Base salaries of officers were increased in 1996 to reflect individual performances and profitability of the Company.

         For 1996, bonuses were paid from a pool established by each operating subsidiary the gross amount of which was determined primarily on the basis of return on equity at the beginning of the fiscal year in excess of a minimum amount. Participants in each subsidiary's bonus pool included some individuals who are not considered to be executive officers of the Company and are not included in the compensation table below. Allocation of the bonus pool of each subsidiary was recommended by the chief executive officer or management committee of each subsidiary to the Compensation Committee. Bonuses in 1996 for certain officers, including Mr. Gifford in the table below, were larger than in other profitable years because they shared in a special allocation of the bonus pool as members of the Office of the President which functioned during the Company's search for a chief executive officer.

         Long-term compensation in the form of stock options was awarded in February of 1996 based on the Company's financial performance in 1995 and the level of responsibility of the individual officer. Performance was judged on the basis of achievement of budgeted goals.

         Contributions to the Company's pension plan and ESOP are determined for executive officers on the same basis as for all other employees. Annual contributions to the pension plan are made at the rate of 5% of total compensation paid during the year subject to IRS limitations. Contributions to the ESOP are made at the discretion of the Company's Board of Directors.

         The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. Some executive officers of the Company participate in the Company's employee stock purchase plan which is also generally available to all employees and to which the Company does not contribute. The amount of perquisites allowed to executive officers, as determined in accordance with the rules of the Securities and Exchange Commission, did not exceed 10% of salary for 1996.

         Chief Executive Officer Compensation. The position of chief executive officer was vacant in 1996 as the Company conducted a search for a new such officer. In April 1997 William F. Farley was employed as President, Chief Executive Officer and Chairman of the Board of JGK and Chief Operating Officer of the Company.

         Summary. Base salary increases in 1996 were higher than in 1994 and 1995 reflecting the Company's profitability and individual performances. Bonuses were paid and ESOP contributions were made for 1996 based on the Company's profitability. Options were granted to executives for 1996 because budgeted objectives were exceeded. The Compensation Committee believes compensation paid for 1996 generally reflected the Company's financial performance.



                        James W. Hansen
                        Hilding C. Nelson, Members of the Compensation Committee




Summary Compensation Table

         The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by each of the Company's executive officers whose salary and bonus compensation exceeded $100,000 for fiscal 1996. During fiscal 1996 the Company did not have a person serving as Chief Executive Officer.




                                                                                      Long Term Compensation
                                                                                  -----------------------------
                                                                                               Awards
                                                                                  -----------------------------
                                              Annual Compensation
                                            ----------------------------

                                                                                  Securities
                                                                                  Underlying          All Other
Name and Principal              Fiscal                                            Options             Compensa-
Position                         Year       Salary ($)(1)      Bonus ($)          /SARs (#)(2)        tion ($)
-------------------------       ------      -----------        ---------          ---------           ---------

Gerald M. Gifford,               1996         137,685           221,913              15,000              15,928(3)
 Secretary of KII and            1995          93,220           166,501              10,000              12,638
 Executive Vice                  1994         100,136               -0-                None               6,092
 President of JGK

Daniel R. Sass,                  1996          75,012            95,000               5,000              15,928(3)
 Treasurer of KII and            1995          56,448            84,590               2,500              10,977
 of JGK                          1994          54,000               -0-                None               2,700

Stephen H. Fischer,              1996         105,920           249,188                None             114,418(4)
 Former Treasurer of             1995         128,621            35,000               5,000              12,638
 KII and President               1994         127,483            15,000                None               7,370
 and Chief Executive
 Officer of PFS



1        Includes commission income.

2 All options were granted subsequent to the close of the fiscal year for which the award was made.

3 Amount reflects Company contributions to the Pension Plan and ESOP of $7,500 and $8,428, respectively.

4 Amount reflects Company contributions to the Pension Plan and ESOP of $6,518 and $7,900, respectively, and $100,000 which has been accrued pursuant to a Deferred Compensation Agreement entered into with Mr. Fischer in connection with the Company's sale of PrimeVest Financial Services, Inc., which provides for the payment to Mr. Fischer of the sum of $100,000 plus interest at a rate equal to Prime plus one point on the earlier of (A) January 4, 1999, (B) within 60 days after a "change of control" as defined in such Agreement or (C) Mr. Fischer's death.



Option/SAR Grants During 1996 Fiscal Year

         The following options were granted to the named executive officers during fiscal 1996 based on the achievement of performance objectives for fiscal 1995. The Company has not granted any stock appreciation rights.






                                                                                                       Potential Realizable
                                                                                                         Value at Assumed
                                                                                                          Annual Rates of
                                                                                                            Stock Price
                                                                                                         Appreciation for
                                      Individual Grants(1)                                                    Option Term
-------------------------------------------------------------------------------------------       ----------------------------
                          Number of
                         Securities      Percent of Total
                         Underlying        Options/SARs
                        Options/SARs        Granted to         Exercise or
                           Granted           Employees         Base Price        Expiration
Name                            (#)       in Fiscal Year         ($/Sh)             Date             5% ($)            10% ($)
----                       -------------  --------------       ----------        ----------        ----------         --------

Gerald M. Gifford          10,000              4.8%               $4.04            2/7/01            $11,162           $25,407

Daniel R. Sass              2,500              1.2%               $4.04            2/7/01            $2,790            $6,385

Stephen H. Fischer          5,000              2.4%               $4.04            2/7/01            $5,580            $12,704



(1) All options were granted on February 7, 1996, and were immediately exercisable on the date of grant.



Option/SAR Exercises During 1996 Fiscal
Year and Fiscal Year End Option/SAR Values

         The following table provides information related to options exercised by the named executive officers during the 1996 fiscal year and the number and value of options held at fiscal year end. The table does not include options awarded on the basis of fiscal 1996 performance because such options were granted in 1997.



                                                                                                                Value of
                                                                                         Number of            Unexercised
                                                                                        Unexercised           In-the-Money
                                                                                      Options/SARs at       Options/SARs at
                                             Shares                                     FY-End (#)             FY-End ($)
                                           Acquired on              Value              Exercisable/           Exercisable/
Name                                      Exercise (#)          Realized ($)(1)        Unexercisable         Unexercisable(1)
----                                      ------------          -------------          -------------         --------------

Gerald M. Gifford                             6,000                $ 9,120              20,600/0              $23,196/0

Daniel R. Sass                                    0                  $ N/A               4,000/0               $6,844/0

Stephen H. Fischer                            8,750               $ 13,738                   0/0                    0/0



(1) Based on the difference between the closing price of the Company's Common Stock as reported by Nasdaq on the date of exercise or at fiscal year end, as the case may be, and the option exercise price.


Stock Performance Chart

         The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five fiscal years ended December 31, 1996 with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Financial Index. The comparison assumes $100 was invested on December 31, 1991 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                              Dec-91            Dec-92           Dec-93            Dec-94           Dec-95            Dec-96
                              -------           -------          -------           -------          -------
Kinnard                       $100.00           $119.93          $122.87           $ 48.57          $ 94.83           $150.43

Nasdaq Composite              $100.00           $116.38          $133.59           $130.59          $184.67           $227.16

Nasdaq Financial              $100.00           $143.02          $166.23           $166.62          $242.61           $311.06



                          INDEPENDENT PUBLIC ACCOUNTANT


         The accounting firm of Deloitte & Touche LLP has served as independent auditors for the Company since April 1992 and has been selected by the Board of Directors to continue for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at such meeting to respond to appropriate questions from the Company's shareholders.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to Insiders were complied with except that a Form 3 was filed late by Daniel R. Sass.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the annual meeting in calendar year 1998 must be received by the Company by December 17, 1997, to be includable in the Company's proxy statement and related proxy for the 1998 annual meeting.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, including its Report on Form 10-K filed with the Securities and Exchange Commission, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.



Dated:   April 18, 1997
         Minneapolis, MN

                            KINNARD INVESTMENTS, INC.
                            PROXY FOR ANNUAL MEETING
                                  May 20, 1997



         The undersigned hereby appoints HILDING C. NELSON and GERALD M. GIFFORD, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Kinnard Investments, Inc. registered in the name of the undersigned at the 1997 Annual Meeting of Shareholders of the Company to be held at the Minneapolis Convention Center, Room 208 CD, 1301 Second Avenue South, Minneapolis, Minnesota, at 3:30 p.m., Minneapolis time, on May 20, 1997, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Meeting.

         The Board of Directors recommends that you vote FOR each proposal.

         1.       Set the number of directors at five (5).

                  [   ]  FOR              [   ]  AGAINST        [   ]  ABSTAIN

         2. Elect directors. (Nominees: H. Nelson, W. Farley, R. Spong, S. Fischer, A. O'Connell)

                  [   ]  FOR all nominees listed    [  ] WITHHOLD  AUTHORITY to
                         above (except those whose       vote for all nominees
                         names have been written         listed above
                         on the line below)

                     -------------------------------------

         3.       Approve the Company's 1997 Stock Option Plan.

                  [   ]  FOR              [   ]  AGAINST        [   ]  ABSTAIN

         4. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                    Date                       , 1997
                                         ----------------------

                                    -------------------------------------------

                                    -------------------------------------------
                                    PLEASE  DATE AND SIGN ABOVE  exactly as name
                                    appears  at  the  left,  indicating,   where
                                    proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

                            Kinnard Investments, Inc.

                             1997 STOCK OPTION PLAN



                                   SECTION 1.

                                   DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

(a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(b) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(b) The "Company" shall mean Kinnard Investments, Inc., a Minnesota corporation.

(c) "Fair Market Value" shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

(d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

(e) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any subsidiary.

(f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

(g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 11.

(h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

(i) The "Plan" means the Kinnard Investments, Inc. 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

(j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Sections 10 and 11 of this Plan. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within twelve months after the adoption of the Plan by the Board.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.

                                   SECTION 4.

                                 ADMINISTRATION

     The Plan shall be  administered  by the Board of  Directors  of the Company
(hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. Notwithstanding anything in the Plan to the contrary, an Optionee shall not, in any calendar year, be granted incentive or nonqualified stock options which, in total, provide for the purchase of more than 200,000 shares of Option Stock.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. One Million (1,000,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.

                                     PAYMENT

     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such

Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option.

(b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

(a) Upon Election or Re-election to Board by Shareholders. Each Non-Employee Director who, on and after the date this Plan is approved by the Company's shareholders, is elected or re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 2,500 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such election, re-election or shareholder meeting. Options granted pursuant to this subsection (a) shall be immediately exercisable in full.

(b) General. No director shall receive more than one option pursuant to subsection (a) of this Section 11 in any one fiscal year. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company except that the option shall expire on the earlier of (i) one month after the Optionee ceases to be a director (except by death) and (ii) five years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this Section 11 may be exercised at any time within six months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.


                                   SECTION 12.

                               TRANSFER OF OPTION

     No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction, the Board may provide for one or more of the following:

(a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

(b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

(c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                            SECURITIES LAW COMPLIANCE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to
(i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and
(ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

     As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

(a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

(b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

(c) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

     The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

     An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.